Exhibit 10.18

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of October 24, 2023 (the “Effective Date”), is entered into by and between SWIF II DATACOM INVESTMENT CO. TOWERS, LLC, a Delaware limited liability company (“Purchaser”), and HEMPHILL, LLC, an Oklahoma limited liability company (“Seller”). Capitalized terms used herein and not otherwise defined will have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

RECITALS

A.	Seller and Purchaser entered into that certain Purchase and Sale Agreement dated as of August 23, 2023 (the “Purchase Agreement”).

B.	Seller and Purchaser desire to amend the Purchase Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.	Amendment to the Purchase Agreement. Exhibit A is hereby amended by deleting the definition of “Inspection Period” and replacing with the following definition:

“Inspection Period” - the period commencing on the Effective Date and ending on November 3, 2023 at 6:00 p.m. Eastern Standard Time/ 5:00 p.m. Central Time.

2.	No Further Amendment. Except as expressly modified by this Amendment, the Purchase Agreement will remain unmodified and in full force and effect.

3.	Counterparts. This Amendment may be executed in any number of counterparts (including electronically-transmitted counterparts), each of which will be deemed an original, but all of which together will constitute one and the same instrument.

4.	Conflict. To the extent there is a conflict between the terms and provisions of this Amendment and the Purchase Agreement, the terms and provisions of this Amendment will govern.

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IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be executed and delivered as of the Effective Date.

SELLER:

HEMPHILL, LLC

By:	/s/ John R. Hemphill
Name:	John R. Hemphill
Title:	Authorized Manager

PURCHASER:

SWIF II DATACOM INVESTMENT CO. TOWERS, LLC

By:	/s/ Scott Riggs
Name:	Scott Riggs
Title:	Chief Operating Officer

IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be executed and delivered as of the Effective Date.

SELLER:

HEMPHILL, LLC

By:	/s/ John R. Hemphill
Name:	John R. Hemphill
Title:	Authorized Manager

PURCHASER:

SWIF II DATACOM INVESTMENT CO. TOWERS, LLC

By:	/s/ Scott Riggs
Name:	Scott Riggs
Title:	Chief Operating Officer